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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-06657, 333-76025, 333-61016, 333-88876 and 333-123030, and Form S-3
No. 333-113311) of our report dated December 19, 2005, with respect to the consolidated financial statements of Meritage Hospitality Group Inc. and Subsidiaries in this Annual Report (Form 10-K) for the year ended November 27, 2005.


/s/ Plante & Moran, PLLC

Grand Rapids, MI
February 21, 2006